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                        VANGUARD(R) MUNICIPAL BOND FUNDS

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

CHANGES APPROVED AT SPECIAL MEETING OF SHAREHOLDERS
On December 3, 2002, a Special Meeting of Shareholders was held to vote on several proposals affecting the Vanguard funds. Shareholders of Vanguard Municipal Bond Funds approved the following changes at the meeting:

o    Mr. Rajiv L. Gupta has joined each fund's board of trustees.
o Each fund's policy on investing in other investment companies is removed from the Fundamental Investment Limitations section and is restated in the Investment Policies section as: "A fund may invest in other investment companies to the extent permitted by applicable law or SEC order."
o Each fund's policy on borrowing is restated as: "A fund may not borrow money in excess of 15% of its net assets, and any borrowings by a fund must comply with all applicable regulatory requirements."




(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              122002